NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                               1ST GENX.COM, INC.
                             (a Nevada Corporation)

Notice is hereby given that the Annual Meeting of Shareholders of 1st GENX.COM, Inc., a Nevada corporation, (the Company) will be held Tuesday March 6, 2001 at the hour of 11:00 AM at the 2921 N. Tenaya Way, Conference Center, Las Vegas, NV 89128, to consider the following:

     1. To elect three (3) directors to serve until the next Annual Meeting, or until their successors would be duly qualified
                  The following persons have been recommended:
1.       Antal Markus
2.       Allan Serwa
3.       Paul Holm

     2. To amend the Articles of Incorporation changing the authorized capital from 50,000,000, $.001 par value to 200,000,000, $.001 par value common stock.

     3. Such other business as may properly come before the meeting or any adjournment thereof.

     There were 44,060,817 shares of common stock outstanding as of January 26, 2001 that would be eligible to vote in person or by proxy.

                                            By Order of the Board of Directors
         Dated January 26, 2001
                                             ____________________________
                                             Secretary